EXHIBIT 21.2
SPECIAL PURPOSE ENTITIES LIST AS OF DECEMBER 31, 2017

Annapolis Maryland Hotel Limited Partnership
Ashford Alpharetta Limited Partnership
Ashford Anchorage LP
Ashford Atlantic Beach LP
Ashford Austin LP
Ashford Basking Ridge LP
Ashford Bloomington LP
Ashford Bridgewater Hotel Partnership, LP
Ashford Bucks County LLC
Ashford Buena Vista LP
Ashford Buford I LP
Ashford Buford II LP
Ashford BWI Airport LP
Ashford Centerville Limited Partnership
Ashford Charlotte Limited Partnership
Ashford CM Partners LP
Ashford Coral Gables LP
Ashford Crystal City Partners LP
Ashford Crystal City Limited Partnership
Ashford Crystal Gateway LP
Ashford Dallas LP
Ashford Dulles LP
Ashford Durham I LLC
Ashford Evansville I LP
Ashford Evansville III LP
Ashford Falls Church Limited Partnership
Ashford Flagstaff LP
Ashford Irvine Spectrum Foothill Ranch Limited Partnership
Ashford Ft. Lauderdale Weston I LLC
Ashford Ft. Lauderdale Weston II LLC
Ashford Ft. Lauderdale Weston III LLC

Ashford Gateway TRS Corporation
Ashford Hawthorne LP
Ashford Jacksonville I LP
Ashford Jacksonville II LP
Ashford Jacksonville IV LP
Ashford Kennesaw I LP
Ashford Kennesaw II LP
Ashford Las Vegas LP
Ashford Lawrenceville LP
Ashford Lee Vista Partners LP
Ashford Louisville LP
Ashford LV Hughes Center LP
Ashford Manhattan Beach LP
Ashford Market Center LP
Ashford Minneapolis Airport LP
Ashford Mira Mesa San Diego Limited Partnership
Ashford MV San Diego LP
Ashford Newark LP
Ashford Oakland LP
Ashford Orlando Sea World Limited Partnership
Ashford Overland Park Limited Partnership
Ashford Philly LP
Ashford Phoenix Airport LP
Ashford PH Partners LP
Ashford Plano-C LP
Ashford Plano-R LP
Ashford Plymouth Meeting LP
Ashford Raleigh Limited Partnership
Ashford Richmond LP
Ashford Salt Lake Limited Partnership
Ashford San Jose LP
Ashford Santa Clara Partners LP
Ashford Santa Fe LP
Ashford Scottsdale LP

Ashford Tipton Lakes LP
Ashford Walnut Creek LP
CY Manchester Hotel Partners, LP
Key West Florida Hotel Limited Partnership
Minnetonka Minnesota Hotel Limited Partnership
New Beverly Hills Hotel Limited Partnership
New Clear Lake Hotel Limited Partnership
New Fort Tower I Hotel Limited Partnership
New Houston Hotel Limited Partnership
New Indianapolis Downtown Hotel Limited Partnership
Palm Beach Florida Hotel and Office Building Limited Partnership
St. Petersburg Florida Hotel Limited Partnership
Ashford Sapphire I GP LLC
Ashford Sapphire II GP LLC
Ashford Sapphire VI GP LLC
Ashford TRS CM LLC
Ashford TRS Crystal City LLC
Ashford TRS Jacksonville IV LLC
Ashford TRS Lee Vista LLC
Ashford TRS Lessee II LLC
Ashford TRS Lessee IV LLC
Ashford TRS Nickel LLC
Ashford TRS PH LLC
Ashford TRS Pool II LLC
Ashford TRS Santa Clara LLC
Ashford TRS Sapphire I LLC
Ashford TRS Sapphire II LLC
Ashford TRS Sapphire VI LLC
CY Manchester Tenant Corporation
Annapolis Hotel GP LLC
Ashford Anchorage GP LLC
Ashford CM GP LLC
Ashford Crystal City GP LLC
Ashford Crystal Gateway GP LLC

Ashford Jacksonville IV GP LLC
Ashford Lee Vista GP LLC
Ashford Minneapolis Airport GP LLC
Ashford MV San Diego GP LLC
Ashford Philly GP LLC
Ashford PH GP LLC
Ashford Pool II GP LLC
Ashford Santa Clara GP LLC
Ashford Senior General Partner II LLC
Ashford Senior General Partner IV LLC
Ashford Walnut Creek GP LLC
CY-CIH Manchester Parent LLC
Key West Hotel GP LLC
Minnetonka Hotel GP LLC
New Clear Lake GP LLC
New Houston GP LLC
New Indianapolis Downtown Hotel GP LLC
Palm Beach GP LLC
St. Petersburg GP LLC
Ashford Five Junior Mezz LLC
Ashford Five Senior Mezz LLC
Ashford Five Junior Holder LLC
Ashford TRS Five Junior Holder I LLC
Ashford TRS Five Junior Holder II LLC
Ashford TRS Five Junior Holder III LLC
Ashford TRS Five Junior Holder IV LLC
Ashford TRS Five Junior Holder V LLC
Ashford TRS Five Junior Mezz I LLC
Ashford TRS Five Junior Mezz II LLC
Ashford TRS Five Junior Mezz III LLC
Ashford TRS Five Junior Mezz IV LL
Ashford TRS Five Junior Mezz V LLC
Ashford TRS Five Senior Mezz I LLC
Ashford TRS Five Senior Mezz II LLC

Ashford TRS Five Senior Mezz III LLC
Ashford TRS Five Senior Mezz IV LLC
Ashford TRS Five Senior Mezz V LLC
Ashford TRS Five LLC
Santa Clara Tenant Corp.
Lee Vista Tenant Corp.
Crystal City Tenant Corp.
AH Tenant Corp.
Ashford TRS Nickel Senior Mezz LLC
Ashford TRS Nickel Junior Mezz LLC
Ashford Nickel Senior Mezz LLC
Ashford Nickel Junior Mezz LLC
Ashford Pool A Junior Holder LLC
Ashford Pool A Junior Mezz LLC
Ashford Pool A Senior Mezz LLC
Ashford Pool A GP LLC
Ashford TRS Pool A Junior Holder LLC
Ashford TRS Pool A Junior Mezz LLC
Ashford TRS Pool A Senior Mezz LLC
Ashford TRS Pool A LLC
Ashford Pool B Junior Holder LLC
Ashford Pool B Junior Mezz LLC
Ashford Pool B Senior Mezz LLC
Ashford Pool B GP LLC
Ashford TRS Pool B Junior Holder LLC
Ashford TRS Pool B Junior Mezz LLC
Ashford TRS Pool B Senior Mezz LLC
Ashford TRS Pool B LLC
Ashford Pool C1 Junior Holder LLC
Ashford Pool C1 Junior Mezz LLC
Ashford Pool C1 Senior Mezz LLC
Ashford Pool C1 GP LLC
Ashford TRS Pool C1 Junior Holder LLC
Ashford TRS Pool C1 Junior Mezz LLC

Ashford TRS Pool C1 Senior Mezz LLC
Ashford TRS Pool C1 LLC
Ashford Pool C2 Junior Holder LLC
Ashford Pool C2 Junior Mezz LLC
Ashford Pool C2 Senior Mezz LLC
Ashford Pool C2 GP LLC
Ashford TRS Pool C2 Junior Holder LLC
Ashford TRS Pool C2 Junior Mezz LLC
Ashford TRS Pool C2 Senior Mezz LLC
Ashford TRS Pool C2 LLC
Ashford Pool C3 Junior Holder LLC
Ashford Pool C3 Junior Mezz LLC
Ashford Pool C3 Senior Mezz LLC
Ashford Pool C3 GP LLC
Ashford TRS Pool C3 Junior Holder LLC
Ashford TRS Pool C3 Junior Mezz LLC
Ashford TRS Pool C3 Senior Mezz LLC
Ashford TRS Pool C3 LLC
RI-CIH Manchester Parent, LLC
RI Manchester Hotel Partners LP
RI Manchester Tenant Corporation
Ashford Ashton LP
Ashford Ashton GP LLC
Ashford TRS Ashton LLC
Ashford TRS Ashton Holder LLC
Ashford Fremont LP
Ashford Fremont GP LLC
Ashford TRS Fremont LLC
Ashford Pool 1 GP LLC
Ashford TRS Pool 1 LLC
Ashford Six General Partner LLC
Ashford TRS Six LLC
Ashford Eight General Partner LLC
Ashford TRS Eight LLC

Ashford Lakeway LP
Ashford Lakeway GP LLC
Ashford Lakeway Mezzanine LLC
Ashford TRS Lakeway Holding LLC
Ashford TRS Lakeway LLC
Ashford Memphis GP LLC
Ashford Memphis LP
Ashford TRS Memphis LLC
HH Mezz Borrower A-4 LLC
Ashford A-3 Mezz LLC
HH Mezz Borrower A-2 LLC
HH Swap A LLC
HH Mezz Borrower G-4 LLC
Ashford G-3 Mezz LLC
HH Mezz Borrower G-2 LLC
HH Swap G LLC
HH Swap C-1 LLC
HH Swap C LLC
HH Swap F-1 LLC
HH Swap F LLC
HH Mezz Borrower D-4 LLC
Ashford D-3 Mezz LLC
HH Mezz Borrower D-2 LLC
HH Mezz Borrower D-1 LLC
HH Swap D LLC
Non-REIT GP LLC
HHC Texas GP LLC
HH FP Portfolio LLC
HH LC Portfolio LLC
HH Texas Hotel Associates, L.P.
HH Melrose Hotel Associates, L.P.
HH Churchill Hotel Associates, L.P.
HH Austin Hotel Associates, L.P.
HH DFW Hotel Associates, L.P.

HH Savannah LLC
HH Atlanta LLC
HH Gaithersburg LLC
HH Annapolis Holding LLC
HH Annapolis LLC
HH Baltimore LLC
HH Chicago LLC
HH San Antonio LLC
HH Palm Springs LLC
HH Tampa Westshore LLC
HH Princeton LLC
PIM Boston Back Bay LLC
PIM Nashville LLC
PIM TRS Nashville LLC
PIM TRS Boston Back Bay LLC
HHC TRS Princeton LLC
HHC TRS Savannah LLC
HHC TRS Atlanta LLC
HHC TRS FP Portfolio LLC
HHC TRS LC Portfolio LLC
HHC TRS Baltimore LLC
HHC TRS Baltimore II LLC
HHC TRS Melrose LLC
HHC TRS Highland LLC
HHC TRS Chicago LLC
HHC TRS Austin LLC
HHC TRS Portsmouth LLC
HHC TRS Tampa LLC
Ashford Le Pavillon Senior Mezz LLC
Ashford Le Pavillon GP LLC
Ashford Le Pavillon LP
Ashford TRS Le Pavillon Senior Mezz LLC
Ashford TRS Le Pavillon LLC
Ashford Phoenix Airport North LP

Ashford Phoenix Airport North GP LLC
Ashford TRS Phoenix Airport North LLC
Ashford Stillwater LP
Ashford Stillwater GP LLC
Ashford TRS Stillwater LLC
Ashford Columbus Easton LP
Ashford Columbus Easton GP LLC
Ashford TRS Columbus Easton LLC
Ashford Wichita LP
Ashford Wichita GP LLC
Ashford TRS Wichita LLC
Ashford Pittsburgh Southpointe LP
Ashford Pittsburgh Southpointe GP LLC
Ashford TRS Pittsburgh Southpointe LLC
Ashford Pittsburgh Meadowlands LP
Ashford Pittsburgh Meadowlands GP LLC
Ashford TRS Pittsburgh Meadowlands LLC
Ashford Pittsburgh Waterfront LP
Ashford Pittsburgh Waterfront GP LLC
Ashford TRS Pittsburgh Waterfront LLC
Ashford Boston Billerica LP
Ashford Boston Billerica GP LLC
Ashford TRS Boston Billerica LLC
Ashford Ann Arbor LP
Ashford Ann Arbor GP LLC
Ashford TRS Ann Arbor LLC
Ashford RB Senior Mezz LLC
Ashford RB Junior Mezz LLC
Ashford AA Senior Mezz LLC
Ashford TRS RB Senior Mezz LLC
Ashford TRS RB Junior Mezz LLC
Ashford TRS AA Senior Mezz LLC
Ashford Downtown Atlanta LP
Ashford Downtown Atlanta GP LLC

Ashford Downtown Atlanta Senior Mezz LLC
Ashford TRS Downtown Atlanta Senior Mezz LLC
Ashford TRS Downtown Atlanta LLC
Ashford Chambers LP
Ashford Chambers GP LLC
Ashford TRS Chambers LLC
Ashford Wisconsin Dells LP
Ashford Wisconsin Dells GP LLC
Ashford TRS Wisconsin Dells LLC
Ashford Atlanta Peachtree LP
Ashford Atlanta Peachtree GP LLC
Ashford TRS Atlanta Peachtree LLC
Ashford Foshay LP
Ashford Foshay GP LLC
Ashford Foshay Senior Mezz LLC
Ashford TRS Foshay Senior Mezz LLC
Ashford TRS Foshay LLC
Ashford Ten Senior Mezz LLC
Ashford Ten Junior Mezz LLC
Ashford TRS Ten Senior Mezz LLC
Ashford TRS Ten Junior Mezz LLC
Ashford Bloomington GP LLC
Ashford Evansville I GP LLC
Ashford Evansville III GP LLC
Ashford Jacksonville I GP LLC
Ashford TRS Bloomington LLC
Ashford TRS Evansville I LLC
Ashford TRS Evansville III LLC
Ashford TRS Jacksonville I LLC
Ashford Senior M1 Mezz LLC
Ashford Junior M1 Mezz LLC
Ashford TRS Senior M1 Mezz LLC
Ashford TRS Junior M1 Mezz LLC
Ashford Austin GP LLC

Ashford Dallas GP LLC
Ashford Las Vegas GP LLC
Ashford TRS Austin LLC
Ashford TRS Dallas LLC
Ashford TRS Las Vegas LLC
Ashford Senior M2 LLC
Ashford Junior M2 LLC
Ashford TRS Senior M2 LLC
Ashford TRS Junior M2 LLC
Ashford 18 M3 LLC
Ashford 18 M2 LLC
Ashford 18 M1 LLC
Ashford TRS 18 M3 LLC
Ashford TRS 18 M2 LLC
Ashford TRS 18 M1 LLC